EXHIBIT 23(g)


                 Independent Auditors' Consent
                 -----------------------------


The Board of Directors
Southwestern Public Service Company:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.


                                   KPMG Peat Marwick LLP


Fort Worth, Texas
June 4, 1996